Exhibit 10.2

Execution Copy

CASE - 119935

Amendment Five

to the

Convertible Loan Agreement

between

Michigan Economic Development Corporation

and

Advanced Photonix, Inc.

This Amendment Five (the “Amendment”), dated December 9, 2014, is to the Convertible Loan Agreement between the Michigan Economic Development Corporation (the “MEDC”) and Advanced Photonix, Inc. (the “Company”), dated September 15, 2004, as amended (the “Agreement”).

Pursuant to Section 9.10 of the Agreement, the Parties agree to amend the Agreement as follows:

1.	Second Revised Exhibit D is deleted in its entirety and replaced with the attached Third Revised Exhibit D.

The following document is incorporated by reference as binding obligations, terms and conditions of the Agreement:

Third Revised Exhibit D: Fifth Amended and Restated Promissory Note

Except as specifically provided above, the Parties agree that all terms and conditions of the Agreement shall remain unchanged and in effect.

The signatories below warrant that they are empowered to enter into this Amendment.

COMPANY ACCEPTANCE:	Advanced Photonix, Inc.

Dated:
Jeff Anderson
Chief Financial Officer

MEDC ACCEPTANCE:	Michigan Economic Development Corporation

Dated:
Michael A. Finney
Chief Executive Officer

Execution Copy

THIRD REVISED EXHIBIT D

FORM OF NOTE

FIFTH AMENDED AND RESTATED PROMISSORY NOTE
(Line of Credit)

Up to $1,024,526	Dated: December 9, 2014

THIS FIFTH AMENDED AND RESTATED PROMISSORY NOTE REPLACES AND AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE (LINE OF CREDIT) EXECUTED BY BORROWER AND DELIVERED TO LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO ONE MILLION TWENTY FOUR THOUSAND FIVE HUNDRED TWENTY SIX AND 00/100 DOLLARS ($1,024,526.00) DATED SEPTEMBER 15, 2004, AS AMENDED AND RESTATED ON MARCH 17, 2005, SEPTEMBER 23, 2008, JUNE 16, 2010 AND NOVEMBER 6, 2013 (THE “PRIOR NOTES”). BY ACCEPTANCE OF THIS FIFTH AMENDED AND RESTATED PROMISSORY NOTE, LENDER ACKNOWLEDGES AND AGREES THAT THE PRIOR NOTES SHALL CEASE TO EVIDENCE ANY OBLIGATION OF BORROWER TO LENDER.

FOR VALUE RECEIVED, Advanced Photonix, Inc. (the “Borrower”) promises to pay to the order of the Michigan Economic Development Corporation, a Michigan public body corporate (the “Lender”), at 300 North Washington Square, Lansing, Michigan or at such other place as Lender may designate in writing, the principal sum of One Million Twenty Four Thousand Five Hundred Twenty Six Dollars ($1,024,526) or such lesser sum as shall have been advanced by Lender to Borrower under this Note and as contemplated by that certain Convertible Loan Agreement between Borrower and Lender, dated as of September 15, 2004, as amended (the “Loan Agreement”), plus interest as hereinafter provided, all in lawful money of the United States of America, in accordance with the terms hereof. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

All disbursements made under this Fifth Amended and Restated Promissory Note (the “Note”) shall be charged to a loan account in Borrower’s name on Lender’s books, and Lender shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower. From time to time and upon Borrower’s request, Lender shall furnish Borrower a statement of Borrower’s loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement of exceptions from Borrower within ten (10) calendar days after such statement has been furnished.

As of October 31, 2014, the Parties agree that the total outstanding balance due under this Note is Three Hundred Twenty Seven Thousand Eight Hundred Eighty Three and 47/100 Dollars ($327,883.47) (the “Outstanding Balance”) and accrued interest of One Thousand Three Hundred Ninety Two and 38/100 Dollars ($1,392.38) which was paid to the Lender in November 2014. Beginning November 1, 2014 the Outstanding Balance of this Note shall bear interest at a per annum rate of six percent (6%). Interest shall be computed on the basis of the actual number of days elapsed.

Execution Copy

Borrower shall have no obligation to make any payment of principal or accrued interest on this Note until November 1, 2015. As of October 31, 2015, all accrued but unpaid interest on this Note shall be added to the then outstanding balance, with such sum referred to herein as the “Restated Principal”. Commencing on November 1, 2015, and continuing on the first business day of each of the following eleven (11) calendar months, Borrower shall pay the Lender the Restated Principal and accrued interest on any unpaid portion thereof in equal installments until paid in full. If Borrower fails to make a monthly payment, the then outstanding principal balance of this Note shall bear interest, as of the date of default, at a default per annum rate of fifteen percent (15%) until any default is cured to the satisfaction of the Lender.

In the event that any payment under this Note is not received by Lender within ten (10) days of the date when due, a late charge of Five (5%) percent of the amount of such shall be due and payable. Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency. Lender’s acceptance of a late payment and/or of the late payment charge will not waive any default under this Note.

The Borrower shall have the right to prepay accrued interest and principal in whole or in part at any time without payment of any prepayment fee or penalty. Prepayments are to be applied first to accrued interest and then to principal.

Upon the occurrence of either a “Trigger Event” (as defined in the Debt Conversion Agreement) or an “Event of Default” (as defined in the Loan Agreement), the entire principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable at the election of Lender without notice, demand or presentment. All costs and expenses of collection, including, without limitation, reasonable attorney’s fees and expenses, shall be added to and become part of the total indebtedness evidenced by this Note.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement dated May 12, 2010), Lender may at its sole option and discretion declare the entire indebtedness, plus a premium equal to seven percent (7%) of the then-outstanding principal balance of this Note, immediately due and payable. Lender shall give Borrower written notice of this declaration of acceleration by sending a statement to Borrower stating the declaration and setting out the amount owed as of the date of the notice. Interest shall continue to accrue at the rate set out herein until Borrower pays the indebtedness and such premium, in full.

Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower’s failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any Trigger Event or Event of Default under the Loan Agreement, neither the failure of Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest and any applicable premium under this Note to be immediately due and payable, nor the failure of Lender to demand strict performance of any other obligation of Borrower, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable under this Note.

Execution Copy

Notwithstanding anything herein to the contrary, in no event shall Borrower be required to pay a rate of interest in excess of the Maximum Rate. The term “Maximum Rate” shall mean the maximum non-usurious rate of interest that Lender is allowed to contract for, charge, take, reserve or receive under the applicable laws of any applicable state or of the United States of America (whichever from time to time permits the highest rate for the use, forbearance or detention of money) after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder, or under any other document or instrument executed and delivered in connection therewith and the indebtedness evidenced hereby.

In the event Lender ever receives, as interest, any amount in excess of the Maximum Rate, such amount as would be excessive interest shall be deemed a partial prepayment of principal, and, if the principal hereof is paid in full, any remaining excess shall be returned to Borrower. In determining whether or not the interest paid or payable, under any specified contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted by law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread the total amount of interest through the entire contemplated term of such indebtedness until payment is made in full of the principal (including the period of any extension or renewal thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate.

This Note shall be binding upon Borrower and its successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns. This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of the State of Michigan.

BORROWER:

ADVANCED PHOTONIX, INC.

_________________________

Jeff Anderson

Chief Financial Officer

Execution Copy

FIFTH AMENDED AND RESTATED PROMISSORY NOTE
(Line of Credit)

Up to $1,024,526	Dated: December 9, 2014

THIS FIFTH AMENDED AND RESTATED PROMISSORY NOTE REPLACES AND AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE (LINE OF CREDIT) EXECUTED BY BORROWER AND DELIVERED TO LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO ONE MILLION TWENTY FOUR THOUSAND FIVE HUNDRED TWENTY SIX AND 00/100 DOLLARS ($1,024,526.00) DATED SEPTEMBER 15, 2004, AS AMENDED AND RESTATED ON MARCH 17, 2005, SEPTEMBER 23, 2008, JUNE 16, 2010 AND NOVEMBER 6, 2013 (THE “PRIOR NOTES”). BY ACCEPTANCE OF THIS FIFTH AMENDED AND RESTATED PROMISSORY NOTE, LENDER ACKNOWLEDGES AND AGREES THAT THE PRIOR NOTES SHALL CEASE TO EVIDENCE ANY OBLIGATION OF BORROWER TO LENDER.

FOR VALUE RECEIVED, Advanced Photonix, Inc. (the “Borrower”) promises to pay to the order of the Michigan Economic Development Corporation, a Michigan public body corporate (the “Lender”), at 300 North Washington Square, Lansing, Michigan or at such other place as Lender may designate in writing, the principal sum of One Million Twenty Four Thousand Five Hundred Twenty Six Dollars ($1,024,526) or such lesser sum as shall have been advanced by Lender to Borrower under this Note and as contemplated by that certain Convertible Loan Agreement between Borrower and Lender, dated as of September 15, 2004, as amended (the “Loan Agreement”), plus interest as hereinafter provided, all in lawful money of the United States of America, in accordance with the terms hereof. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

All disbursements made under this Fifth Amended and Restated Promissory Note (the “Note”) shall be charged to a loan account in Borrower’s name on Lender’s books, and Lender shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower. From time to time and upon Borrower’s request, Lender shall furnish Borrower a statement of Borrower’s loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement of exceptions from Borrower within ten (10) calendar days after such statement has been furnished.

As of October 31, 2014, the Parties agree that the total outstanding balance due under this Note is Three Hundred Twenty Seven Thousand Eight Hundred Eighty Three and 47/100 Dollars ($327,883.47) (the “Outstanding Balance”) and accrued interest of One Thousand Three Hundred Ninety Two and 38/100 Dollars ($1,392.38) which was paid to the Lender in November 2014. Beginning November 1, 2014 the Outstanding Balance of this Note shall bear interest at a per annum rate of six percent (6%). Interest shall be computed on the basis of the actual number of days elapsed.

Borrower shall have no obligation to make any payment of principal or accrued interest on this Note until November 1, 2015. As of October 31, 2015, all accrued but unpaid interest on this Note shall be added to the then outstanding balance, with such sum referred to herein as the “Restated Principal”. Commencing on November 1, 2015, and continuing on the first business day of each of the following eleven (11) calendar months, Borrower shall pay the Lender the Restated Principal and accrued interest on any unpaid portion thereof in equal installments until paid in full. If Borrower fails to make a monthly payment, the then outstanding principal balance of this Note shall bear interest, as of the date of default, at a default per annum rate of fifteen percent (15%) until any default is cured to the satisfaction of the Lender.

Execution Copy

In the event that any payment under this Note is not received by Lender within ten (10) days of the date when due, a late charge of Five (5%) percent of the amount of such shall be due and payable. Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency. Lender’s acceptance of a late payment and/or of the late payment charge will not waive any default under this Note.

The Borrower shall have the right to prepay accrued interest and principal in whole or in part at any time without payment of any prepayment fee or penalty. Prepayments are to be applied first to accrued interest and then to principal.

Upon the occurrence of either a “Trigger Event” (as defined in the Debt Conversion Agreement) or an “Event of Default” (as defined in the Loan Agreement), the entire principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable at the election of Lender without notice, demand or presentment. All costs and expenses of collection, including, without limitation, reasonable attorney’s fees and expenses, shall be added to and become part of the total indebtedness evidenced by this Note.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement dated May 12, 2010), Lender may at its sole option and discretion declare the entire indebtedness, plus a premium equal to seven percent (7%) of the then-outstanding principal balance of this Note, immediately due and payable. Lender shall give Borrower written notice of this declaration of acceleration by sending a statement to Borrower stating the declaration and setting out the amount owed as of the date of the notice. Interest shall continue to accrue at the rate set out herein until Borrower pays the indebtedness and such premium, in full.

Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower’s failure to pay the entire amount then due shall be and continue to be a default. Upon the occurrence of any Trigger Event or Event of Default under the Loan Agreement, neither the failure of Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest and any applicable premium under this Note to be immediately due and payable, nor the failure of Lender to demand strict performance of any other obligation of Borrower, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable under this Note.

Execution Copy

Notwithstanding anything herein to the contrary, in no event shall Borrower be required to pay a rate of interest in excess of the Maximum Rate. The term “Maximum Rate” shall mean the maximum non-usurious rate of interest that Lender is allowed to contract for, charge, take, reserve or receive under the applicable laws of any applicable state or of the United States of America (whichever from time to time permits the highest rate for the use, forbearance or detention of money) after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder, or under any other document or instrument executed and delivered in connection therewith and the indebtedness evidenced hereby.

In the event Lender ever receives, as interest, any amount in excess of the Maximum Rate, such amount as would be excessive interest shall be deemed a partial prepayment of principal, and, if the principal hereof is paid in full, any remaining excess shall be returned to Borrower. In determining whether or not the interest paid or payable, under any specified contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted by law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread the total amount of interest through the entire contemplated term of such indebtedness until payment is made in full of the principal (including the period of any extension or renewal thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate.

This Note shall be binding upon Borrower and its successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns. This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of the State of Michigan.

BORROWER:

ADVANCED PHOTONIX, INC.

_________________________

Jeff Anderson

Chief Financial Officer